UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2010

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(877) 370-4413

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On April 14, 2010, John Wall informed Arlington Asset Investment Corp. (the “Company”) of his decision not to stand for re-election to the Board of Directors at the Company’s 2010 Annual Meeting of Shareholders to be held on June 2, 2010, due to personal health reasons.

(e) In March 2010, the Compensation Committee (the “Committee”) of the Company’s Board of Directors revisited its approach to structuring total compensation arrangements and adopted new short- and long-term incentive plans for 2010. The Committee feels that the new plans are more supportive of the Company’s revised business strategy, as the Company was transformed and repositioned in 2009. The new plans allow executives to earn incentive compensation based on the achievement of financial, strategic and individual goals, while more closely aligning the interests of the executives and the shareholders.

For 2010, rather than using a formula-based approach to annual incentives, short-term incentives will be targeted at 100% of base salary for the Company’s Named Executive Officers, with cash payouts ranging from 50% of base salary for threshold performance to a maximum of 250% of base salary. Performance below threshold levels will not be rewarded with a payout. The Committee believes that these payout levels will position annual total cash compensation near the median of competitive practices for target performance, while providing appropriate downside risk and upside opportunity for each executive.

75% of the short-term incentive will be based on achievement of specific return on equity (“Adjusted ROE”) levels, and 25% will be based on the Committee’s assessment of each executive’s individual performance. Adjusted ROE is defined as core cash earnings, excluding non-cash stock compensation amortization and other non-cash and non-recurring expenses, divided by shareholders’ equity as of December 31, 2009. For the Adjusted ROE component of the incentives, no cash payouts will be paid if Adjusted ROE is below 8%, a cash payout will be paid on a sliding scale ranging from 50% of base salary if Adjusted ROE is 8%, 100% of base salary if Adjusted ROE is 11%, with a maximum payout of 250% of base salary if Adjusted ROE is 17% or greater.

While the annual bonus program is designed to reward short-term operational results, the long-term incentive program is designed to reward long-term shareholder value creation. The long-term incentive component will also provide a balance with the short-term component and will ensure management maintains focus on the long-term impact of their day-to-day decisions. For example, absent a counterbalancing incentive, the annual bonus program might encourage management to prematurely sell investments in order to increase Adjusted ROE, even if it is not in the best long-term interests of the Company. To provide incentives to maximize investment value and to reward the long-term shareholder value creation, the Committee decided to implement a separate long-term incentive program, rather than tying equity grants to the same performance objectives as short-term incentives.

For 2010, the Committee may consider granting long-term incentives in the form of Market Stock Units (“MSUs”), which are performance-based restricted stock units that are earned based on total shareholder return (i.e., share price change plus dividends on a deemed reinvested basis)

over a multi-year period. Earned share units, if any, would be paid out in actual common shares. The Committee is also contemplating the requirement to achieve a minimum level of Adjusted ROE before any MSUs will be earned. Initial MSU grant sizes, if any, are expected to be determined using the targeted total pay approach, where the grant-date fair value of awards may be targeted to position annual total direct compensation near the median of competitive practices for target performance.

Subject to the achievement of any required Adjusted ROE threshold over the performance period, the number of MSUs earned at maturity would be determined by the following formula:

MSUs earned at maturity = (MSUs granted + reinvested MSU dividends) X Stock performance multiplier

The stock performance multiplier would be calculated as the 30 trading-day average closing stock price (adjusted for dividends) at the end of the performance period divided by the 30 trading-day average closing price on grant date. Dividend equivalents would be deemed reinvested and subject to the same vesting schedule as underlying MSUs. The Committee is also considering applying additional thresholds and caps. For example, if the ending 30 trading-day average stock price is less than 50% of the 30 trading-day average at grant date, there would be no payout, and the maximum value for the stock performance multiplier would be 150%.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company’s business and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, the following: (i) the Committee’s decision to grant MSUs under the long-term incentive program for 2010 and (ii) the Company’s ability to obtain shareholder approval for its 2010 long-term incentive plan at the annual meeting of shareholders. Other factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements are set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2009 and the Company’s other public filings with the Securities and Exchange Commission. Readers of this Current Report on Form 8-K are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K, except as may be required by law.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2010, the Board of Directors amended Section 2.2 of the Company’s Bylaws. The amendment fixed the number of directors of the Company at seven until the 2010 annual meeting of shareholders, at which time the number of directors will automatically decrease to six. The amendment further provides that the Board of Directors or the shareholders may increase or decrease the number of directors of the Company by amendment of the Bylaws in accordance with applicable law.

The prior provision fixed the number of directors of the Company at eight and specified that the Board of Directors or the shareholders could increase or decrease the number of directors of the Company by amendment of the Bylaws, provided, however, that the Board of Directors could not increase or decrease the number of directors by more than 30% of the number of directors last elected by the shareholders.

The preceding summary is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Bylaws of the Company, as amended on April 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: April 16, 2010	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of the Company, as amended on April 12, 2010.